Rule 497(d)

     First Trust/Gallatin Specialty Finance and Financial Opportunities Fund

                 Supplement to the Prospectus dated May 25, 2007

         On May 31, 2007, Wachovia Corp. announced that it had reached an agreement in principle with A.G. Edwards, Inc. under which Wachovia Corp. will acquire A.G. Edwards, Inc. (the "Acquisition"). Each of A.G. Edwards & Sons, Inc., the Fund's lead managing underwriter, and Gallatin Asset Management, Inc. ("Gallatin"), the Fund's Sub-Adviser, is a wholly-owned subsidiary of A.G. Edwards, Inc. Subject to certain regulatory approvals and the approval by the shareholders of A.G. Edwards, the Acquisition is expected to be completed in the fourth quarter of 2007. Depending on the structure and terms of the Acquisition, the Acquisition, if completed, may result in a change of control of Gallatin which would constitute an assignment, as that term is defined in the Investment Company Act of 1940, as amended, of the Sub-Advisory Agreement among the Fund, Gallatin and First Trust Advisors L.P., the Fund's Adviser, thus having the effect of automatically terminating the Sub-Advisory Agreement. In the event of the automatic termination of the Sub-Advisory Agreement, it is expected that a new Sub-Advisory Agreement among the Fund, Gallatin and First Trust Advisors L.P., pursuant to which Gallatin would continue to serve as the Fund's Sub-Adviser following completion of the Acquisition, would be presented to the Fund's Board of Trustees and the Fund's shareholders for their approval.

June 1, 2007